Investor Presentation NOVEMBER 6, 2020

Forward Looking Statements and Non-GAAP Measures This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events. Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. The forward- looking statements set forth involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including risks and uncertainties associated with the ongoing COVID-19 pandemic, including interruptions to our manufacturing operations and reduced demand for our products, and economic conditions in the commercial interiors industry. Additional risks and uncertainties that may cause actual results to differ materially from those predicted in forward-looking statements also include, but are not limited to the risks under the following subheadings in “Risk Factors” in the Company's Annual Report on Form 10-K for the fiscal year ended December 29, 2019, as supplemented in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended April 5, 2019, which discussions are hereby incorporated by reference. You should also consider any additional or updated information we include under the heading “Risk Factors” in our subsequent quarterly reports on Form 10-Q. Forward-looking statements in this presentation include, without limitation, the information set forth on the slides titled “Investment Thesis”, “COVID-19 Response,” “Growth Strategy” and “Brand Leader in the Specified Channel”, and the section of this presentation titled “Growth and Value Creation”. Other forward-looking statements can be identified by words such as “may,” “expect,” “forecast,” “anticipate,” “intend,” “plan,” “believe,” “could,” “should”, “goal”, “aim”, “objective”, “seek,” “project,” “estimate,” “target,” and similar expressions. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and meeting attendees not to place undue reliance on any such statements. This presentation includes certain financial measures not calculated in accordance with U.S. GAAP. They may be different from similarly titled non-GAAP measures used by other companies, and should not be used as a substitute for, or considered superior to, GAAP measures. Reconciliations to the most directly comparable GAAP measures appear in the Appendix. 2

Interface at a Glance Interface is the leader in commercial flooring. ($ in millions, except EPS) LTM Headquartered in Atlanta, GA Q3 2020 Net Sales $1,166 7 manufacturing locations on 4 continents Adj Operating Income* $126 Adj EPS (Diluted)* $1.34 4,100 global employees Net Debt* $476 Adj EBITDA* $162 Net Debt / Adj EBITDA* 2.9x Sales in over 110 countries REVENUE BY REGION REVENUE BY VERTICAL Over 1,100 Sales & Marketing professionals APAC Corporate Americas Office 14% All products are Carbon Neutral 53% 47% 31% 55% EMEA Global Sustainability leader Non-Office * See Appendix for a reconciliation of Non-GAAP figures 3 Note: Geographic breakdown and segment figures represent YTD Q3 2020

Investment Thesis • Strong commercial brands that lead in growth areas of the industry • Share leader in a $39 billion global commercial flooring category: – Leading share in carpet tile and rubber – Growing share in LVT • Strong growth execution and positioned for future growth: – Selling system transformation is increasing salesforce productivity and delivering results – Segmentation strategy is further expanding opportunity in healthcare, education, hospitality, and life sciences – Geographic diversification is leveraging global account growth opportunities – Cross-selling opportunities are expanding across the Interface, nora and FLOR brands • Recognized design leader in commercial flooring • Robust innovation pipeline ‒ Carbon Neutral Floors ‒ First carbon negative carpet tile (measured cradle-to-gate) ‒ Advanced tufting technology ‒ Manufacturing efficiencies • Attractive gross profit margins • Global footprint with manufacturing on four continents to service local and global customers • Strong liquidity and healthy balance sheet 4

COVID-19 Response Balanced approach to navigating COVID-19 crisis – right-sizing the organization in line with current demand while maintaining customer service and commitment to strategic agenda HEALTH & SAFETY COST REDUCTIONS SUPPLY CHAIN LIQUIDITY • Remote working • Right-sizing organization to meet • Ensuring continuity and • Maintaining strong liquidity demand maintaining service levels • Travel and group meeting • Ample availability under revolving restrictions • Significant reductions in • Global carpet tile manufacturing credit facility discretionary spending with redundant capabilities that • Facility changes and behavioral can be flexed to mitigate • Current credit facility in place best practices (social distancing, • Suspended merit-based pay interruptions through 2023 cleaning and sanitation) increases, 401(k), and NSP company matching contributions • Variable/fixed cost mix allows for • Enhanced financial covenant • Managing different phased scaling down without significant flexibility through Q1 2022 openings and evolving • Voluntary separations, involuntary margin erosion restrictions across our global separations, furloughs and other • Moderated capital spending footprint while complying with all time-and-pay reductions government orders and/or regulations • Utilizing employee retention and wage support programs where • Maintaining trust and available communication • Lower performance-based compensation and variable commission compensation Adapting our business to the evolving post-COVID future and flexing our strategy and operations to the changing landscape 5

Who We Are Design and Innovation Leader Focused on Solving Customer Problems Across Multiple Segments Engaged Strong brands customer-centric with a history Strong global culture focused on of innovation and a sales & marketing performance and commitment to capabilities galvanized around sustainability our sustainability mission Leading Global global provider Innovation and sales & of commercial Design Leader in manufacturing flooring: Carpet modular carpet footprint with Tile, Modular Area industry-leading Rugs, LVT, Rubber gross margins 6

Interface is a Purpose-Driven Organization Our Core Mission is to Lead a World-Changing Sustainability Movement Centered Around Climate Take Back While Also Executing on Four Strategic Pillars to Drive the Business Grow the Grow the Execute Optimize SG&A Carpet Tile Resilient Flooring Supply Chain Resources Business Business Productivity 7

Opportunities for Growth Broadloom Enhanced Share Continued Consumer Product Services as a Conversion of Dealer Growth in Presence via Innovation Differentiator Across Segments Discretionary Resilient FLOR 8

Interface Positioning

Attractive Product Portfolio Carpet Tile • Biomimicry-inspired random design (i2) • High recycled content • No glue installation (TacTiles®) • Faster, more profitable installation for contractors • Easily recycled (ReEntry® program) • Carbon neutral (Carbon Neutral Floors™) Luxury Vinyl Tile (LVT) • Creative design freedom • Complements and enhances our carpet tile portfolio − No transition strips needed − Same sizes as our carpet tiles • High acoustic value (Sound Choice™ backing) • Carbon neutral (Carbon Neutral Floors™) Rubber • norament® - modular rubber tiles • noraplan® - sheet rubber • Ideal for hygienic, safe flooring applications • Extremely durable with strong chemical resistance • Carbon neutral (Carbon Neutral Floors™) 10

Leading Global Provider of Commercial Flooring Solutions

Interface®

- Interface participates in the $39 Billion Global Commercial Flooring segment
- We are the global share leader in the $5.0 Billion Carpet Tile segment which now exceeds the value of Broadloom globally
- We entered the high growth $3.3 Billion LVT segment in 2017
- We entered the $1.0 Billion Rubber flooring segment with our acquisition of nora, the category leader
- Our served market has expanded from ~$4.2 Billion a couple of years ago to over $9.0 Billion today

GLOBAL COMMERCIAL FLOORING SEGMENT (in Billions)



Hard Surface
Ceramic Tile $11.7
Wood $7.4
Other Resilient $3.4
Laminate $1.9
LVT $3.3
Rubber $1.0
Other
Soft Surface
Carpet Tile $5.0
Broadloom $4.7

Source: Management estimates

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Participating in Attractive Commercial Flooring Segments • Interface serves growing segments of hard and soft surface with the highest margins GLOBAL COMMERCIAL FLOORING: SEGMENT SIZE vs FORECASTED GROWTH and GROSS MARGIN 14% Bubble size = Global commercial value of category, 2019 12% LVT 10% 8% 6% Ceramic Tile 4% Carpet Tile Rubber 2% Wood Estimated CAGR through through Estimated 2024 CAGR 0% Broadloom Other Laminate (2%) Resilient (4%) 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% Gross Margin Source: Management estimates 12

Brand Leader in the Specified Channel • Interface competes on design, sustainability and innovation, commanding a premium price point and industry leading margins • Interface is the share leader in the specified and end user channels of commercial carpet tile which are highly influenced by Architects & Designers GLOBAL CARPET TILE PRICE CATEGORIES 120 100 Interface maintains significant 80 share of the high-end and mid- range price points 60 There is opportunity to expand in low/mid-range price points 40 Volume (square in millions) meters Volume 20 - Low End Mid-Range High End Interface <15% ~15-25% +25% Share Source: Management estimates 13

Global Sales and Manufacturing Platform • Sales in over 110 countries • Seven manufacturing locations on four continents • Over 1,100 sales & marketing professionals • Global supply chain management • Global account management • Unique blend of efficiency and customization AMERICAS EMEA ASIA-PACIFC 55% 31% 14% of Net Sales of Net Sales of Net Sales Carpet Manufacturing Facility Rubber Manufacturing Facility LVT Supplier Facility Showroom Note: Figures represent YTD Q3 2020 14

Diversified Customer Verticals

REVENUE BY SEGMENT


Other 8%
Hospitality 3%
Consumer Residential 4%
Retail 4%
Government 8%
Healthcare 10%
Education 17%
Corporate Office 47%

Note: Figures represent YTD Q3 2020 for Interface and nora combined

CORPORATE OFFICE

- Highest penetration of carpet tile vs broadloom
- Global account management
- Recurring renovations
- Ongoing opportunity in Emerging Markets



EDUCATION

- K-12 and higher education
- Second highest penetration of carpet tile vs broadloom
- Second largest market for rubber
- Significant opportunity for broadloom conversion



HOSPITALITY

- Guest rooms, corridors and public spaces
- Named the brand standard or alternate at Hilton, Marriott, IHG and Choice Hotels properties
- Significant opportunity for broadloom conversion



HEALTHCARE

- Hospitals, Medical Office Building, Assisted Living, Senior Living and Life Sciences
- Largest rubber market based on hygienic properties, chemical resistance, and durability
- Significant opportunity for broadloom conversion



RETAIL

- Retail and bank branches
- Significant opportunity for broadloom conversion
- High penetration of LVT



Interface®

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Growth and Value Creation

Interface is a Purpose-Driven Organization Our Core Mission is to Lead a World-Changing Sustainability Movement Centered Around Climate Take Back While Also Executing on Four Strategic Pillars to Drive the Business Grow the Grow the Execute Optimize SG&A Carpet Tile Resilient Flooring Supply Chain Resources Business Business Productivity 17

Grow the Core Carpet Tile Business • Enhance salesforce productivity – Capitalize on selling system transformation • Elevate and grow segments – Drive growth in priority segments including Corporate Office, Hospitality, Living and Education • Optimize product portfolio – Expand our portfolio to increase the addressable market, participating in lower price points • Lead the market in design and innovation – introduce new products that energize and inspire • Introduce first carbon negative carpet tile to meet increasing customer demand – launched in Q4 2020 • Expanding global account presence • Continue to develop brand loyalty, by maintaining the strongest Net Promoter Score among A&D and End Users 18

Build a Resilient Flooring Business • Continue taking share in the high growth commercial LVT segment • Maximize cross-selling opportunities between nora® rubber flooring, LVT and carpet tile • Expand LVT offering in education and healthcare market with specialized 3mm product • Expand global participation • Strategically expand product portfolio with a robust innovation pipeline • Provide carbon neutral products to meet increasing customer demand while committing to reduce the carbon footprint of LVT and rubber products 19

Purpose-Driven Culture
Galvanized Around a Common Sustainability Mission

Interface®

Our sustainability journey began in 1994, led by our founder, Ray Anderson.

Over the last 25 years, **we've changed our business to help change the world** by becoming, first and foremost, a **purpose-driven company.**

2019 Recognition

GlobeScan SustainAbility Leaders Report

Floor Covering Weekly's GreenStep Awards
Pinnacle Award Winner

INEX Sustainable Product of the Year (India)

Sustainable Business Awards (Singapore)
Winner, Climate Changes & Best Flagship Initiative

GLOBESCAN SUSTAINABILITY SURVEY – 20+ YEAR HISTORY



1997
1998
1999
2000
2001
2002
2004
2005
2006
2007
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
Unilever
Patagonia
IKEA
Interface
Natura
Danone
Nestle

Only company recognized consistently since survey inception

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Radical Reductions in Environmental Impacts 96% 89% 46% Fewer greenhouse gas Less water used to Of materials in the flooring emissions* make products* products we sell are from recycled or bio-based sources 74% 92% 75% Smaller product Less waste Renewable energy used at carbon footprint * sent to landfills* carpet and rubber manufacturing sites Learn more about Interface’s sustainability strategy, environmental commitment and social responsibility at: https://investors.interface.com/corporate-responsibility-esg/default.aspx * Global carpet tile manufacturing sites per unit of output since 1996 Note: Data as of 2019 21

Carpet Tile Carbon Footprint Comparison 22

Product Innovation – The First Carbon Negative Carpet Tile

- Our goal is to make products with the lowest carbon footprint possible – products that go beyond neutral to help restore the health of the planet
- We've innovated ways to work with recycled content and bio-based materials – which has led us to make carpet tiles that store carbon, preventing its release into the atmosphere
- When we stop seeing carbon as the enemy and start using it as a resource, great things can happen. Taking our cue from nature, we can learn to work with carbon, using it as a building block to engineer better products

The carbon life cycle

In the life of almost any product, carbon dioxide is released into the atmosphere. This release of carbon happens in two stages: the embodied carbon stage and the operational carbon stage


Raw Material Acquisition
Manufacturing
Use
Disposal
Embodied Carbon
Operational Carbon

Embodied carbon

The carbon dioxide emitted by making our products. This phase covers raw material creation, growth and extraction, through manufacture, until a product is ready for sale. Also known as "cradle to gate", this is the most exciting phase for us because we can engineer our embodied carbon footprint to negative


EMBODIED CARBON

Operational carbon

The carbon emitted after our product is installed. This phase includes customer use through end-of-life. Also known as "gate to end-of-life", this phase is much harder for us to control. So we purchase offsets and we reclaim and recycle our products at the end of their useful life


OPERATIONAL CARBON

CQuest™GB Backing

A new-and-improved version of our GlasBac™ backing. It features the same superior performance with a construction of post-consumer carpet tiles, bio-based additives, and pre-consumer recycled materials, which are net carbon negative

CQuest™Bio Backing

A non-vinyl backing made with biopolymers, and bio-based and recycled fillers which are net carbon negative

CQuest™ BioX Backing

Our most carbon negative backing. It's the same material make-up as CQuest™Bio with a higher concentration of carbon negative materials



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Financial Performance

GAAP Financial Results ($ in millions, except EPS) Third Quarter Year to Date 2020 2019 2020 2019 Net Sales $279 $348 $826 $1,004 Gross Profit 102 138 314 395 % of Net Sales 36.7% 39.5% 38.0% 39.4% SG&A Expense 88 93 256 291 % of Net Sales 31.6% 26.8% 31.0% 29.0% Restructuring Charges (2) 1 (3) 1 Goodwill and Intangible Asset Impairment Charge - - 121 - Operating Income/(Loss) 16 44 (60) 103 % of Net Sales 5.7% 12.5% (7.3%) 10.3% Net Income/(Loss) 6 26 (92) 63 % of Net Sales 2.1% 7.5% (11.1%) 6.3% Diluted EPS $0.10 $0.45 ($1.56) $1.06 25

Adjusted Financial Results* ($ in millions, except EPS) Third Quarter Year to Date 2020 2019 2020 2019 Net Sales $279 $348 $826 $1,004 Adjusted Gross Profit 104 139 318 400 % of Net Sales 37.2% 39.9% 38.5% 39.8% Adj SG&A Expense 75 93 233 291 % of Net Sales 27.1% 26.8% 28.2% 29.0% Adjusted Operating Income 28 46 85 108 % of Net Sales 10.1% 13.1% 10.3% 10.8% Adjusted Net Income 17 27.7 51 67 % of Net Sales 5.9% 7.9% 6.2% 6.6% Adjusted Diluted EPS $0.28 $0.47 $0.88 $1.13 Adjusted EBITDA $37 $56 $108 $144 * See Appendix for a reconciliation on Non-GAAP figures 26

Adjusted EBITDA Growth • Adjusted EBITDA of $162 as of LTM Q3 2020 ADJUSTED EBITDA* ($ in millions) $225 $197 $200 $185 $175 $162 $152 $150 $141 $125 $100 $75 $50 $25 $0 2016 2017 2018 2019 LTM Q3 2020 * See Appendix for a reconciliation on Non-GAAP figures 27

Adjusted Earnings Per Share • Our value creation strategy is generating solid earnings ADJUSTED EARNINGS PER SHARE (DILUTED)* $1.80 $1.59 $1.60 $1.49 $1.40 $1.34 $1.18 $1.20 $1.03 $1.00 $0.80 $0.60 $0.40 $0.20 $0.00 2016 2017 2018 2019 LTM Q3 2020 * See Appendix for a reconciliation on Non-GAAP figures 28

Capitalization and Liquidity TOTAL DEBT NET DEBT ($ in millions) ($ in millions) $700 $700 $619 $596 $580 $538 $515 $525 $525 $476 $350 $270 $350 $230 $175 $175 $143 $105 $0 $0 2016 2017 2018 2019 Q3 2020 2016 2017 2018 2019 Q3 2020 ADJUSTED EBITDA* NET DEBT / ADJUSTED EBITDA* ($ in millions) $250 3.5x 2.9x 2.9x $197 3.0x $200 $185 2.6x $162 2.5x $152 $141 $150 2.0x $100 1.5x 0.9x 1.0x 0.7x $50 0.5x $0 0.0x 2016 2017 2018 2019 LTM 2016 2017 2018 2019 LTM Q3 2020 Q3 2020 * See Appendix for a reconciliation on Non-GAAP figures 29

Financial Policy • Investing in the business to fuel our growth strategy while upholding a disciplined approach to deleveraging CAPITAL DEPLOYMENT PHILOSOPHY • Utilize excess cash to pay down debt Reduce Debt • Optimize cost of capital and target Net Debt / Adjusted EBITDA < 2.0x Reinvest in the • Invest in strategic initiatives with high returns, including organic growth opportunities, innovation, Business manufacturing productivity and salesforce effectiveness Explore M&A • Opportunistically evaluate accretive M&A transactions Opportunities Return Excess Cash • Reduced dividend to $0.01 per share in response to COVID to Shareowners 30

Who We Are Design and Innovation Leader Focused on Solving Customer Problems Across Multiple Segments Engaged Strong brands customer-centric with a history Strong global culture focused on of innovation and a sales & marketing performance and commitment to capabilities galvanized around sustainability our sustainability mission Leading Global global provider Innovation and sales & of commercial Design Leader in manufacturing flooring: Carpet modular carpet footprint with Tile, Modular Area industry-leading Rugs, LVT, Rubber gross margins 31

Appendix

Appendix: Reconciliation of Non-GAAP Figures

($ in millions)

	Q3 2019	Q3 2020	YTD 2019	YTD 2020
Net Sales as Reported (GAAP)	$348.4	$278.6	$1,003.5	$826.3
Impact of Changes in Currency	-	(5.6)	-	1.9
Organic Sales	$348.4	$273.1	$1,003.5	$828.2
Gross Profit as Reported (GAAP)	$137.7	$102.2	$395.0	$313.8
Purchase Accounting Amortization	1.3	1.4	4.6	4.0
Adjusted Gross Profit	$139.1	$103.6	$399.6	$317.8
SG&A Expense as Reported (GAAP)		$88.2		$255.9
Change in Equity Award Forfeiture Accounting		-		(1.4)
Restructuring, Asset Impairment, Severance and Other Charges		(7.7)		(16.6)
SEC Fine		(5.0)		(5.0)
Adjusted SG&A Expense		$75.5		$232.9

	2019	Q3 2019	Q3 2020	YTD 2019	YTD 2020
Operating Income as Reported (GAAP)	$130.9	$43.7	$15.9	$103.0	($60.2)
Purchase Accounting Amortization	5.9	1.3	1.4	4.6	4.0
Goodwill and Intangible Asset Impairment	-	-	-	-	121.3
Change in Equity Award Forfeiture Accounting	-	-	-	-	1.4
Restructuring, Asset Impairment, Severance and Other Charges	12.9	0.7	5.8	0.7	13.5
SEC Fine	-	-	5.0	-	5.0
Adjusted Operating Income*	$149.8	$45.7	$28.1	$108.2	$84.9
Net Income as Reported (GAAP)		$26.2	$5.9	$62.8	($91.5)
Purchase Accounting Amortization		0.9	1.0	3.2	2.8
Goodwill and Intangible Asset Impairment		-	-	-	119.8
Impact of Change in Equity Award Forfeiture Accounting		-	-	-	1.1
Restructuring, Asset Impairment, Severance and Other Charges		0.5	4.6	0.5	10.8
Warehouse Fire Loss		-	-	-	3.2
SEC Fine		-	5.0	-	5.0
Adjusted Net Income		$27.7	$16.5	$66.5	$51.2

	2016	2017	2018	2019	Q3 2019	Q3 2020	YTD 2019	YTD 2020	LTM Q3 2020
Diluted EPS as Reported (GAAP)	$0.83	$0.86	$0.84	$1.34	$0.45	$0.10	$1.06	($1.56)	$ (1.28)
Purchase Accounting Amortization	-	-	0.38	0.08	0.02	0.02	0.06	0.05	0.07
Transaction Related Expenses	-	-	0.12	-	-	-	-	-	-
Goodwill and Intangible Asset Impairment	-	-	-	-	-	-	-	2.05	2.05
Impact of Change in Equity Award Forfeiture Accounting	-	-	-	-	-	-	-	0.02	0.02
Restructuring, Asset Impairment, Severance and Other Charges	0.20	0.08	0.26	0.17	0.01	0.08	0.01	0.18	0.35
Tax Act Expense (Benefit)	-	0.25	(0.11)	-	-	-	-	-	-
Warehouse Fire Loss	-	-	-	-	-	-	-	0.05	0.05
SEC Fine	-	-	-	-	-	0.09	-	0.09	0.09
Adjusted Diluted EPS*	$1.03	$1.18	$1.49	$1.59	$0.47	$0.28	$1.13	$0.88	$1.34

Note: Sum of reconciling items may differ from total due to rounding of individual components

Interface®

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Appendix: Reconciliation of Non-GAAP Figures

($ in millions)	Q1 2020	Q2 2020	Q3 2020	YTD Q3 2020	LTM Q3 2020
Net Income as Reported (GAAP)	($102.2)	$4.7	$5.9	($91.5)	($75.1)
Income Tax Expense (Benefit)	1.5	2.6	1.6	5.7	10.7
Interest Expense	5.6	5.0	5.4	16.0	21.5
Depreciation and Amortization (excluding debt issuance cost amortization)	10.5	10.4	10.9	31.8	42.4
Stock Compensation Amortization (Benefit)	(2.9)	0.7	0.8	(1.4)	0.8
Purchase Accounting Amortization	1.3	1.3	1.4	4.0	5.4
Goodwill and Intangible Asset Impairment	121.3	-	-	121.3	121.3
Restructuring, Asset Impairment, Severance and Other Charges	(1.1)	8.8	5.8	13.5	25.7
Warehouse Fire		4.2	-	4.2	4.2
SEC Fine	-	-	5.0	5.0	5.0
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)*	$34.0	$37.6	$36.9	$108.5	$161.8

($ in millions)	Q1 2019	Q2 2019	Q3 2019	Q4 2019	YTD Q3 2019
Net Income as Reported (GAAP)	$7.1	$29.5	$26.2	$16.4	$62.8
Income Tax Expense (Benefit)	1.5	6.3	9.9	4.9	17.7
Interest Expense	6.8	6.8	6.6	5.5	20.2
Depreciation and Amortization (excluding debt issuance cost amortization)	10.6	10.7	10.1	10.6	31.4
Stock Compensation Amortization	2.8	2.0	1.7	2.2	6.5
Purchase Accounting Amortization	1.9	1.3	1.3	1.3	4.6
Restructuring, Asset Impairment, Severance and Other Charges	-	-	0.7	12.3	0.7
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)*	$30.7	$56.7	$56.4	$53.3	$143.7

($ in millions)	2016	2017	2018	2019
Net Income as Reported (GAAP)	$54.2	$53.2	$50.3	$79.2
Income Tax Expense (Benefit)	25.0	47.3	4.7	22.6
Transaction Related Other Expense	-	-	4.2	-
Interest Expense	6.1	7.1	15.4	25.7
Depreciation and Amortization (excluding debt issuance cost amortization)	30.1	29.8	37.9	42.0
Stock Compensation Amortization	5.9	7.2	14.5	8.7
Purchase Accounting Amortization	-	-	32.1	5.9
Transaction and Integration Related Expenses	-	-	5.3	-
Restructuring, Asset Impairment, Severance and Other Charges	19.8	7.3	20.5	12.9
Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (AEBITDA)*	$141.1	$152.0	$184.9	$197.0

($ in millions)	2016	2017	2018	2019	Q3 2020
Total Debt	$270	$230	$619	$596	$580
Less: Cash	(166)	(87)	(81)	(81)	(104)
Net Debt	$105	$143	$538	$515	$476
Total Debt / LTM Net Income as Reported (GAAP)	5.0x	4.3x	12.3x	7.5x	(7.7x)
Net Debt / LTM Adjusted EBITDA	0.7x	0.9x	2.9x	2.6x	2.9x

Note: Sum of reconciling items may differ from total due to rounding of individual components

** Historical AEBITDA figures have been updated to reflect a change in depreciation and amortization values used to calculate AEBITDA.*

Interface®

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